UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 23, 2016 (Original Report); February 7, 2017 (Amended Report)

HAWAIIAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2016, Hawaiian Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) disclosing that the Board of Directors of the Company (the “Board”) had appointed Donald J. Carty to the Board effective December 23, 2016. Committee assignments for Mr. Carty had not been determined as of the filing of the Initial 8-K.
On February 7, 2017, at a regularly scheduled meeting, and as part of its annual determination of Board committee assignments, the Board appointed Mr. Carty to serve on its Audit Committee, Compensation Committee and Executive Committee, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN HOLDINGS, INC.

Date: February 13, 2017 By:	/s/ Aaron J. Alter
Name: Aaron J. Alter Title: Executive Vice President, Chief Legal Officer and Corporate Secretary